DERMISONICS, INC.
                     FOUR TOWER BRIDGE, 200 BAR HARBOR DRIVE
                   WEST CONSHOHOCKEN, PENNSYLVANIA 19428-2977

October 18, 2004

Integrated Inventions (Canada) Inc.
34A-2755 Lougheed Highway, Suite 534
Port Coquitlam, British Columbia, V3B 5Y9
Canada

Dear Mr. Jessel:

     This letter will confirm the oral agreement between Dermisonics, Inc. (the "Company") and Integrated Inventions (Canada) Inc. ("III") with respect to fees payable for the valuable services rendered by III in connection with the Company's acquisition (the "Acquisition") of certain assets relating to certain intellectual property encompassing patents pending filed with the US Patent and Trademark Office and other proprietary technology and information covering a non-invasive drug delivery system more commonly known as a transdermal patch from Encapsulation Systems, Inc. and its wholly owned subsidiary, Echo RX, Inc. (collectively, "ESI").

     In consideration of the services rendered and monies forwarded by III in connection with the Acquisition, the Company and III hereby agree as follows:

     1.   Company Obligations.
          -------------------

          a.     Issuance of Securities.  The Company shall issue to III or its
                 ----------------------
designees 727,222 shares ("Shares") of common stock, par value $0.01 per share ("Common Stock"), and 363,611 warrants to purchase an aggregate of shares of Common Stock ("Underlying Shares") at an exercise price of $2.00 per share ("Warrants," which, together with the Shares and the Underlying Shares, may sometimes herein be referred to as the "Securities") pursuant to the exemption from the registration requirements of the Securities Act of 1933, as amended ("Securities Act"), afforded by Section 4(2) thereof. The Warrants shall be exercisable through September 30, 2006. A copy of the form of Warrant agreement is attached hereto as Exhibit "A" ("Warrant Agreement").

          b.     Assumption of Certain Liabilities.  The Company acknowledges
                 ---------------------------------
that III incurred substantial liabilities in the Company's behalf in connection with the Acquisition, and in recognition thereof, the Company hereby agrees to assume $375,000 of those liabilities and obligations.


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          c.     Representations and Warranties.  The Company hereby represents
                 ------------------------------
and warrants to III as follows:

               (i)     Corporate Organization; Etc.  The Company is a
                       ---------------------------
corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and has full corporate power and authority to carry on its business as it is now being conducted and to own the properties and assets it now owns.

               (ii)     Authorization; Enforcement.  The Company has the
                        --------------------------
requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder. The execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Company. This Agreement when duly executed and delivered by the Company in accordance with the terms hereof shall constitute the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

               (iii)     No Violation.  Neither the execution and delivery of
                         ------------
this Agreement nor the consummation of the transactions contemplated hereby will violate any provision of the Articles of Incorporation or By-Laws of the Company as currently in effect.

               (iv)     Valid Issuance of the Shares, the Warrants and the
                        --------------------------------------------------
Underlying Shares.  The Shares and the Warrants that are being issued hereunder
-----------------
and the shares of Common Stock issuable upon exercise of the Warrants (the "Underlying Shares," which together with the Shares and the Warrants are herein referred to as the "Securities"), if and when acquired in accordance with the terms of Warrants upon the receipt by the Company of the exercise price therefor, will be duly and validly issued and outstanding, fully paid and non-assessable, and will not be subject to any pre-emptive or similar rights.

               (v)     Reservation of Underlying Shares.  The Company covenants
                       --------------------------------
that it will at all times reserve and keep available out of the aggregate of its authorized but unissued Common Stock, solely for the purpose of enabling it to issue shares upon exercise of the Warrants.

     2.   III Obligations.
          ---------------

          (a)     Representations, Warranties and Covenants of III.   III hereby
                  ------------------------------------------------
represents, warrants and covenants with and to the Company as follows:


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               (i)     Corporate Organization; Etc.  III is a corporation duly
                       ---------------------------
organized, validly existing and in good standing under the laws of the Province of British Columbia, Canada and has full corporate power and authority to carry on its business as it is now being conducted and to own the properties and assets it now owns.

               (ii)     Authorization; Enforcement.  III has the requisite
                        --------------------------
corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder. The execution and delivery of this Agreement by III and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary action on the part of III. This Agreement when duly executed and delivered by III in accordance with the terms hereof shall constitute the legal, valid and binding obligation of III enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

               (iii)     No Violation.  Neither the execution and delivery of
                         ------------
this Agreement nor the consummation of the transactions contemplated hereby will violate any provision of the Articles of Incorporation or By-Laws of III as currently in effect.

               (iv)     Transfer Restrictions.  III acknowledges and understands
                        ---------------------
that the Securities constitute "restricted securities" under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom. In this connection, the undersigned understands that subject to the restrictions on transfer and other specifications set forth below.

                    (A) III is acquiring the Securities for its own account, for investment purposes only and not with a view toward their resale or distribution.

                    (B) III acknowledges and agrees that (i) the Securities may be disposed of only pursuant to an effective registration statement under the Securities Act or pursuant to an available exemption from or in a transaction not subject to the registration requirements thereof and (ii) in connection with any transfer of any Securities other than pursuant to an effective registration statement, the Company may require the transferor thereof to provide to the Company with an opinion of counsel selected by the transferor, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration under the Securities Act.


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                    (C)     III agrees to the imprinting, so long as is required
by this Section 2.b, of a legend on the certificates evidencing the Securities in substantially the following form:

     [NEITHER THESE SECURITIES NOR THE SECURITIES ISSUABLE UPON EXERCISE OF THESE SECURITIES HAVE BEEN REGISTERED] [THESE SECURITIES HAVE NOT BEEN REGISTERED] WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION
     NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

                    (D) III acknowledges and agrees with the Company that the Company shall not be obligated to recognize or register any transfer of Securities made by the undersigned in a transaction that does not comply with the provisions of this Agreement and the undersigned hereby agrees to indemnify and hold the Company, its officers, director, agents, affiliates and each other person, if any, who controls the Company, within the meaning of Section 15 of the Securities Act, and any other registered owner of the securities of the Company, harmless from and against any and all damages, losses, liabilities, costs and expenses (including all costs incurred in prosecuting such rights and reasonable attorneys' fee), which it or they may incur in investigating, preparing, or defending against any litigation commenced or threatened, or any claim whatsoever, arising out of or based upon any transfer of the Securities made by the undersigned that does not conform to the requirements of this Agreement.

                    (E) The Company and the Consultant have concurrently entered into a Registration Rights Agreement, a copy of which is attached hereto as Exhibit "B."

     3.   Miscellaneous  Provisions.
          -------------------------

          a.     Entire Agreement.  This Agreement contains the entire agreement
                 ----------------
between the parties and supersedes and replaces any and all prior understandings, agreements or correspondence between the parties relating to the subject matter hereof.


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          b.     Governing Law.  This Agreement shall be interpreted according
                 -------------
to the laws of the State of Nevada without any reference to the conflicts of laws rules thereof. The parties hereto submit to the jurisdiction of the courts of Clark County in the State of Nevada for the purpose of any actions or proceedings that may be required to enforce any of the provisions of this agreement.

          c.     Successors and Assigns.  This Agreement shall inure to the
                 ----------------------
benefit of and be binding upon the Company and its successors and assigns and upon III and its successors and assigns.

          d.     Further Assurances.  From and after the execution and delivery
                 ------------------
of this Agreement, upon request of either party, the other shall do, execute, acknowledge and deliver all such further acts, assurances and other instruments and papers as may be required to carry out the transactions contemplated by this agreement.

          e.     Execution.  This Agreement may be executed in two or more
                 ---------
counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof.

     Please signify your agreement herewith by countersigning this letter agreement in the space provided therefor below.

                                      DERMISONICS, INC.


                                      By:
                                           ----------------------------------
                                           Bruce H. Haglund, Chairman


AGREED AND ACCEPTED
this ____ day of October, 2004:

INTEGRATED INVENTIONS (CANADA) INC.

By:
     ----------------------------
     Kay S. Jessel, President


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